1 A Technology and Material Science Company Deutsche Bank Leveraged Finance Conference Phoenix, Arizona September 29, 2015 Presenters: Per Loof – Chief Executive Officer William Lowe – EVP & CFO

2 Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates, and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause the actual outcomes and results to differ materially from those expressed in, or implied by, these forward- looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plans; (ix) equity method investment in NEC TOKIN exposes us to a variety of risks; (x) possible acquisition of NEC TOKIN may not achieve all of the anticipated results; (xi) acquisitions and other strategic transactions expose us to a variety of risks; (xii) our business could be negatively impacted by increased regulatory scrutiny and litigation; (xiii) inability to attract, train and retain effective employees and management; (xiv) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xv) exposure to claims alleging product defects; (xvi) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xvii) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xviii) volatility of financial and credit markets affecting our access to capital; (xix) the need to reduce the total costs of our products to remain competitive; (xx) potential limitation on the use of net operating losses to offset possible future taxable income; (xxi) restrictions in our debt agreements that limit our flexibility in operating our business; (xxii) failure of our information technology systems to function properly or our failure to control unauthorized access to our systems may cause business disruptions; (xxiii) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; and (xxiv) fluctuation in distributor sales could adversely affect our results of operations.

3 A global company – A historic brand Simpsonville Ciudad Victoria, Monterrey (2) & Matamoros (2), Mexico Evora, Portugal Pontecchio, Italy Landsberg, Germany Kyustendil, Bulgaria Anting-Shanghai, China Knoxville Carson City, NV Batam, Indonesia Chicago Suomussalmi, Finland Granna & Farjestaden, Sweden Suzhou, China (2) Skopje, Macedonia Founded in 1919 20 Manufacturing Plants 9800 Employees EASY TO BUY FROM 1,145 Components shipped per second Weymouth, UK

4 Driven by a passion for technology… …from our global innovation centers 501 KEMET Engineers 12,552 New Products in 2014 33 KEMET PhD Scientists 164 KEMET Patents

5 48% of Elements in the Periodic Table Used By KEMET

6 AUTOMOTIVE Design Wins

7 Consumer Electronic Design Wins

8 Cloud and Fog Design Wins

9 Race Car Design Wins

10 Radar System Design Wins

11 Wind and Solar Design Wins

12 Electric Motorcycle Design Wins

13 Design Wins Under the Ground

14 Design Wins in the Air

15 Design Wins in Your Body

16 Orion space capsule Next Generation Manned Space Flight Design Wins

E2Di In CY2015 we have designs wins on 911 projects worth $41.4M at full production

18 Dodd–Frank Wall Street Reform and Consumer Protection Act July 21, 2010 - USA

19 KEMET’s Solution K-Salt Ta Powder Ta Capacitor Electronic Devices Ta Ore Completely conflict-free Ta supply chain

20

21 While Being Socially Responsible

22 • Hospital – “Doctor training” visits – Basic equipment – 13,836 cases treated in the last year • School – Teachers in place – Basic equipment and supplies – 1,493 students served this year • Infrastructure – Fresh water wells – Chlorination equipment – Solar powered street lights – Bridge/road construction and repair Social & Economic Sustainability Democratic Republic of Congo

23 Kisengo

24

25

26

2015 Excellence in Sustainability Award

28 Creating Operating Leverage and Growth Opportunities

29

30 Vertical Integration Strategy Has Lowered Material Cost of KEMET and Industry K-Salt Ta Powder Ta Capacitor Electronic Devices Ta Ore Completely conflict-free Ta supply chain In FY 15 the Solid Capacitor Business Group Gross margin was improved by approximately 750 basis points solely attributable to Vertical Integration.

Restructuring • 11 factories shut down • 74 lines moved • 3 factories built • 2 companies purchased Film & Electrolytics

32 Scheduled Film & Electrolytic Labor Cost Reductions Fiscal 2016 Achieved additional cost reduction of $3.0M/quarter as of 1Q FY16 Additional cost reduction run rate of $2.0M/quarter by 4Q FY16 • Reduce Headcount by 240 (from Sept 2014 through Dec 2015): – Reduce headcount by 241 3Q FY15 through 4Q FY16 – Reduce Finland by 23 (move production to Macedonia and China) – Reduce Sweden by 22 (from automation providing 30% capacity increase) – Reduce Germany by 48 (move production to Macedonia) – Reduce US by 8 (re-organize & and cease operations) – Reduce Italy by 40 (re-organize) – Reduce China by 100 (move production to Evora) • Reduce 3 Operations: – Cease Film in US (1Q), Lytics in China (3Q), and – Film in Germany (4Q) • Reduce labor cost in Italy: – Increased productivity – decreased cost of temporary labor displacement programs (CIGO/CIGS)

33 FEBG – Financial Data $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $40.0 $42.0 $44.0 $46.0 $48.0 $50.0 $52.0 $54.0 Sep-14 Dec-14 Mar-15 Jun-15 FEBG Revenue & Adjusted EBITDA Revenue Adjusted EBITDA

34 Cost Rationalization Drives Margin Improvement 7.7% 8.5% 9.7% 10.6% 11.2% 11.1% 11.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Dec-2013 Mar-2014 Jun-2014 Sep-2014 Dec-2014 Mar-2015 Jun-2015 LTM Adjusted EBITDA Margins

35 NEC TOKIN Inductors, Relays, Piezo, Sensors and EMI solutions

36 • NEC TOKIN Products • Capacitors  Tantalum  Supercapacitors • Electro-magnetic materials and devices  Inductors, Filters, Flex Suppression Sheets • Piezoelectric components • Electro-mechanical devices  Signal Relays  Power Relays NEC TOKIN Overview • On February 1, 2013 KEMET acquired a 34% economic interest with a 51% voting interest in NEC TOKIN Corporation (“NEC TOKIN”) • NEC TOKIN manufactures tantalum and other capacitors, electro-magnetic materials, piezoelectric components, electro-mechanical devices and access devices • Manufacturing locations in Japan, China, Vietnam, Philippines and Thailand AUTOMOTIVE TELECOMM INDUSTRIAL MEDICAL CONSUMER COMPUTER 36

37 NEC TOKIN Financial Highlights Sep-14 Dec-14 Mar-15 Jun-15 Jun-15 Quarters Ended (amounts in millions-USD) Cash ¥109.7 ¥116.7 ¥122.1 ¥121.9 $ 99.6 Total Debt 296.4 300.4 297.0 293.2 239.4 Net sales 133.2 135.8 137.1 138.7 114.8 Operating Income 0.8 2.6 3.5 1.8 1.5 Non-GAAP Measures EBITDA ¥13.6 ¥16.0 ¥17.7 ¥16.2 $ 13.4 TTM EBITDA ¥63.5 $ 52.5 (amounts in 100M JPY)

38 Summary Financial Information

39 Revenue by Region, Channel, & BG

40 Annual FY 2013, 2014 and 2015 Comparison U.S. GAAP Improvement of $57.5 million in operating income (loss) from FY13 to FY15 Gross margin % improved 4.0 percentage points from FY13 to FY15 Fiscal Year Ending ($ in millions) 3/31/2013 3/31/2014 3/31/2015 Total Revenues $823.9 $833.7 $823.2 Cost of sales 697.1 712.9 663.7 Gross Margin $126.8 $120.8 $159.5 % Margin 15.4% 14.5% 19.4% Operating Income (Loss) ($35.1) ($18.2) $22.4 % Margin -4.3% -2.2% 2.7% Net Income (Loss) ($82.2) ($68.5) ($14.1)

41 FY15 Q1 & Q4 – FY16 Q1 Comparison U.S. GAAP (Unaudited) Quarter Ending ($ in millions) 6/30/2014 3/31/2015 6/30/2015 Total Revenues $212.9 $193.7 $187.6 Cost of sales 179.9 157.4 147.9 Gross Margin $33.0 $36.3 $39.7 % Margin 15.5% 18.7% 21.2% Operating Income (Loss) ($0.6) $0.9 $1.2 % Margin -0.3% 0.5% 0.6% Net Income (Loss) ($3.5) ($19.8) ($37.1) Favorable margin trends continue through 06/30/15

42 Quarter Ending ($ in millions) 6/30/2014 3/31/2015 6/30/2015 Total Revenues $212.9 $193.7 $187.6 Adjusted Gross Margin $38.5 $36.5 $40.3 % Margin 18.1% 18.8% 21.5% Adjusted Operating Income $9.3 $7.9 $10.1 % Margin 4.4% 4.1% 5.4% Adjusted Net Income (Loss) ($3.2) ($1.6) $0.7 Adjusted EBITDA $20.0 $18.2 $20.2 % Margin 9.4% 9.4% 10.8% Supplemental D ata: Total Debt $403.8 $391.4 $396.3 LTM Adjusted EBITDA $81.9 $91.7 $91.9 Net Leverage * $332.2 $333.3 $363.4 Quarterly Interest Expense** $9.8 $9.8 $9.8 FY15 Q1 & Q4 – FY16 Q1 Comparison Non-GAAP * Total debt – cash, restricted cash, and cash equivalents ** Annual interest expense for FY 15 was $40.7 million

43 Quarterly Financial Summary $207 $216 $213 $215 $201 $194 $188 $- $50 $100 $150 $200 $250 Dec-2013 Mar-2014 Jun-2014 Sep-2014 Dec-2014 Mar-2015 Jun-2015 Revenue $23 $21 $20 $26 $28 $18 $20 $- $5 $10 $15 $20 $25 $30 Dec-2013 Mar-2014 Jun-2014 Sep-2014 Dec-2014 Mar-2015 Jun-2015 Adjusted EBITDA

44 Annual Financial Summary Revenue and Adjusted EBITDA Margins Adjusted EBITDA Capital Expenditures (Adjusted EBITDA – CapEx) CAPEX As a % of Revenue 5.6% 3.9% 2.7% Note: Amounts shown remove effects of machining business $ In millions $ In millions $ In millions $ In millions $824 $834 $823 7.6% 8.5% 11.1% $0 $200 $400 $600 $800 $1,000 FY 2013 FY 2014 FY 2015 $63 $71 $92 $0 $50 $100 $150 FY 2013 FY 2014 FY 2015 $17 $39 $70 $0 $20 $40 $60 $80 FY 2013 FY 2014 FY 2015 $46 $32 $22 $0 $10 $20 $30 $40 $50 FY 2013 FY 2014 FY 2015

45 Financial Highlights (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. (2) Calculated by annualizing the current quarter’s Net sales divided by current quarter's accounts receivable. (3) Calculated by annualizing the current quarter's Cost of sales divided by current quarter's accounts payable. Jun 2015 Mar 2015 Cash, cash equivalents $ 31.1 $ 56.4 Capital expenditures $ 5.8 $ 4.8 Short-term debt $ 6.0 $ 1.0 Long-term debt 388.0 387.9 Debt premium 2.3 2.5 Total debt $ 396.3 $ 391.4 Equity $ 130.5 $ 164.7 Net working capital (1) $ 202.7 $ 192.9 Days in receivables (DSO)(2) 47 43 Days in payables (DPO)(3) 47 40 (Amounts in millions, except DSO and DPO)

46 Summary KEMET – Future Strategies • Driving organic growth in line with the technology market • Drive synergies with NEC TOKIN acquisition • Balance Sheet Improvements-increase cash/reduce debt • Timeless model targets remain 25% gross margin and 10% operating income

47 Follow KEMET Social Media

48 When was the last time you received a voicemail from your kids?

49 KEMET’s Commitment to a Conflict-Free Supply Chain e-Book http://www.kemet.com/conflictfree Learn More

50 Appendix

51 Adjusted Gross Margin Non-GAAP (Amounts in thousands, except percentages) Net Sales $ 212,881 $ 193,708 $ 187,590 Gross Margin $ 32,957 $ 36,329 $ 39,713 Adjustments: Plant start-up costs 1,647 651 195 Stock-based compensation expense 346 465 413 Plant shut-down costs 889 — — Inventory revaluation 2,676 (927) — Adjusted Gross margin $ 38,515 $ 36,518 $ 40,321 Adjusted gross margin as a percentage of net sales 18.1% 18.9% 21.5% For the Quarters Ended Jun-15Mar-15Jun-14

52 (Amounts in thousands) Operating income (loss) $ (606) $ 912 $ 1,243 Adjustments: Restructuring charges 1,830 3,437 1,824 Stock-based compensation expense 994 1,328 1,279 ERP integration/IT transition costs 895 1,273 4,369 Legal expenses related to antitrust class actions — 435 718 Inventory revaluation 2,676 (927) — Plant start-up costs 1,647 651 195 Plant shut-down costs 889 — — Pension plan adjustment — — 312 NEC TOKIN investment-related expenses 580 226 224 Net (gain) loss on sales and disposals of assets 365 538 (58) Adjusted operating income (loss) $ 9,270 $ 7,873 $ 10,106 For the Quarters Ended Jun-15Mar-15Jun-14 Adjusted Operating Income (Loss) Non-GAAP

53 Adjusted Net Income (Loss) From Continuing Operations and Adjusted EBITDA Non-GAAP (Amounts in thousands) Net income (loss) $ (3,540) $ (19,847) $ (37,050) Adjustments: Restructuring charges 1,830 3,437 1,824 Equity (income) loss from NEC TOKIN 1,675 2,093 (1,585) Inventory revaluation 2,676 (927) — Net (gain) loss on sales and disposals of assets 365 538 (58) Stock-based compensation expense 994 1,328 1,279 Legal expenses related to antitrust class actions — 435 718 ERP integration/IT transition costs 895 1,273 4,369 Change in value of NEC TOKIN options (4,100) 11,100 29,200 Plant start-up costs 1,647 651 195 Plant shut down costs 889 — — Net foreign exchange (gain) loss 527 (2,168) 1,049 NEC TOKIN investment-related expenses 580 226 224 (Income) loss from discontinued operations (6,943) — — Amortization included in interest expense 665 244 220 Pension plan adjustment — — 312 Income tax effect of non-GAAP adjustments (1) (24) 20 (37) Adjusted net income (loss) $ (1,864) $ (1,597) $ 660 Adjusted net income (loss) per share from continuing operations - basic $ (0.04) $ (0.04) $ 0.01 Adjusted net income (loss) per share from continuing operations - diluted $ (0.04) $ (0.04) $ 0.01 Adjusted EBITDA $ 20,027 $ 18,233 $ 20,156 Weighted avg. shares - basic 45,274 45,443 45,552 For the Quarters Ended Jun-15Mar-15Jun-14 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

54 (Amounts in thousands) Mar 2013 Jun 2013 Sep 2013 Dec 2013 Net sales 199,539 202,057 208,449 207,339 817,384 Net income (loss) (25,250) (35,140) (13,096) (5,820) (79,306) Depreciation and amortization 11,770 13,639 11,951 11,762 49,122 Interest expense, net 10,463 9,870 9,897 10,342 40,572 Income tax expense (benefit) (723) 1,816 1,444 1,033 3,570 EBITDA (3,740) (9,815) 10,196 17,317 13,958 Excluding the following items (Non-GAAP): Restructuring charges 5,047 4,610 1,364 2,194 13,215 Write down of long-lived assets 264 - - 3,358 3,622 ERP integration costs 2,404 978 1,071 994 5,447 (Income) loss from discontinued operations 1,547 1,510 1,151 1,076 5,284 Plant start-up costs 1,307 1,132 1,050 485 3,974 Stock-based compensation 1,015 969 659 702 3,345 NEC TOKIN investment-related expenses 3,009 1,308 124 249 4,690 Equity (gain) loss from NEC TOKIN 1,254 3,377 1,243 (1,657) 4,217 Net curtailment and settlement gain on benefit plans 1,354 - - - 1,354 (Gain) loss on sales and disposals of assets 141 - 42 29 212 Net foreign exchange (gain) loss (911) (577) 515 207 (766) Long-term receivable write down - 1,444 - - 1,444 Change in value of NEC Tokin options - - 382 (1,716) (1,334) Inventory write downs - 3,886 - - 3,886 Adjusted EBITDA 12,691 8,822 17,797 23,238 62,548 LTM adjusted EBITDA margin 7.7% Quarters Ended LTM Dec 2013 Adjusted EBITDA Reconciliation Non-GAAP

55 (Amounts in thousands) Sep 2013 Dec 2013 Mar 2014 Jun 2014 Net sales 208,449 207,339 215,821 212,881 844,490 Net income (loss) (13,096) (5,820) (14,447) (3,540) (36,903) Depreciation and amortization 11,951 11,762 12,175 10,797 46,685 Interest expense, net 9,897 10,342 10,658 10,453 41,350 Income tax expense (benefit) 1,444 1,033 (2,811) 1,282 948 EBITDA 10,196 17,317 5,575 18,992 52,080 Excluding the following items (Non-GAAP): Restructuring charges 1,364 2,194 5,954 1,830 11,342 Write down of long-lived assets - 3,358 1,118 - 4,476 ERP integration costs 1,071 994 837 895 3,797 (Income) loss from discontinued operations 1,151 1,076 (103) (6,943) (4,819) Plant start-up costs 1,050 485 669 1,647 3,851 Stock-based compensation 659 702 579 994 2,934 Plant shut-down costs - - 2,668 889 3,557 NEC TOKIN investment-related expenses 124 249 618 580 1,571 Infrastructure tax - - 1,079 - 1,079 Goodwill impairment - - - - - Equity (gain) loss from NEC TOKIN 1,243 (1,657) 4,127 1,675 5,388 (Gain) loss on sales and disposals of assets 42 29 (39) 365 397 Net foreign exchange (gain) loss 515 207 (449) 527 800 Long-term receivable write down - - - - - Change in value of NEC Tokin options 382 (1,716) (1,777) (4,100) (7,211) Inventory write downs - - - 2,676 2,676 Adjusted EBITDA 17,797 23,238 20,856 20,027 81,918 LTM adjusted EBITDA margin 9.7% LTM Jun 2014 Quarters Ended Adjusted EBITDA Reconciliation Non-GAAP

56 Adjusted EBITDA Reconciliation Non-GAAP (Amounts in thousands) Dec 2013 Mar 2014 Jun 2014 Sep 2014 Net sales 207,339 215,821 212,881 215,293 851,334 Net income (loss) (5,820) (14,447) (3,540) 6,330 (17,477) Depreciation and amortization 11,762 12,175 10,797 10,177 44,911 Interest expense, net 10,342 10,658 10,453 10,284 41,737 Income tax expense (benefit) 1,033 (2,811) 1,282 2,583 2,087 EBITDA 17,317 5,575 18,992 29,374 71,258 Excluding the following items (Non-GAAP): Restructuring charges 2,194 5,954 1,830 1,687 11,665 Write down of long-lived assets 3,358 1,118 - - 4,476 ERP integration costs 994 837 895 409 3,135 (Income) loss from discontinued operations 1,076 (103) (6,943) 1,400 (4,570) Plant start-up costs 485 669 1,647 1,114 3,915 Stock-based compensation 702 579 994 958 3,233 Plant shut-down costs - 2,668 889 - 3,557 NEC TOKIN investment-related expenses 249 618 580 487 1,934 Infrastructure tax - 1,079 - - 1,079 Equity (gain) loss from NEC TOKIN (1,657) 4,127 1,675 (232) 3,913 (Gain) loss on sales and disposals of assets 29 (39) 365 (550) (195) Net foreig exchange (gain) loss 207 (449) 527 (1,351) (1,066) Change in value of NEC Tokin options (1,716) (1,777) (4,100) (6,600) (14,193) Inventory write downs - - 2,676 (822) 1,854 Adjusted EBITDA 23,238 20,856 20,027 25,874 89,995 LTM adjusted EBITDA margin 10.6% LTM Sep 2014 Quarters Ended

57 Adjusted EBITDA Reconciliation Non-GAAP (Amounts in thousands) Mar 2014 Jun 2014 Sep 2014 Dec 2014 Net sales 215,821 212,881 215,293 201,310 845,305 Net income (loss) (14,447) (3,540) 6,330 2,914 (8,743) Depreciation and amortization 12,175 10,797 10,177 9,720 42,869 Interest expense, net 10,658 10,453 10,284 9,933 41,328 Income tax expense (benefit) (2,811) 1,282 2,583 1,359 2,413 EBITDA 5,575 18,992 29,374 23,926 77,867 Excluding the following items (Non-GAAP): Restructuring charges 5,954 1,830 1,687 6,063 15,534 Write down of long-lived assets 1,118 - - - 1,118 ERP integration costs 837 895 409 671 2,812 (Income) loss from discontinued operations (103) (6,943) 1,400 164 (5,482) Plant start-up costs 669 1,647 1,114 1,144 4,574 Stock-based compensation 579 994 958 1,232 3,763 (Gain) loss on early extinguishment of debt - - - (1,003) (1,003) Professional fees related to financing activities - - - 1,142 1,142 Legal expenses related to antitrust class actions - - - 409 409 Plant shut-down costs 2,668 889 - - 3,557 NEC TOKIN investment-related expenses 618 580 487 485 2,170 Infrastructure tax 1,079 - - - 1,079 Equity (gain) loss from NEC TOKIN 4,127 1,675 (232) (1,367) 4,203 (Gain) loss on sales and disposals of assets (39) 365 (550) (574) (798) Net foreig exchange (gain) loss (449) 527 (1,351) (1,257) (2,530) Change in value of NEC Tokin options (1,777) (4,100) (6,600) (2,500) (14,977) Inventory write downs - 2,676 (822) (927) 927 Adjusted EBITDA 20,856 20,027 25,874 27,608 94,365 LTM adjusted EBITDA margin 11.2% LTM Dec 2014 Quarters Ended

58 Adjusted EBITDA Reconciliation Non-GAAP (Amounts in thousands) Sep 2014 Dec 2014 Mar 2015 Jun 2015 Net sales 215,293 201,310 193,708 187,590 797,901 Net income (loss) 6,330 2,914 (19,847) (37,050) (47,653) Depreciation and amortization 10,177 9,720 10,074 9,917 39,888 Interest expense, net 10,284 9,933 10,016 10,010 40,243 Income tax expense (benefit) 2,583 1,359 3 (248) 3,697 EBITDA 29,374 23,926 246 (17,371) 36,175 Excluding the following items (Non-GAAP): Restructuring charges 1,687 6,063 3,437 1,824 13,011 ERP integration costs 409 671 1,273 4,369 6,722 (Income) loss from discontinued operations 1,400 164 - - 1,564 Plant start-up costs 1,114 1,144 651 195 3,104 Stock-based compensation 958 1,232 1,328 1,279 4,797 (Gain) loss on early extinguishment of debt - (1,003) - - (1,003) Professional fees related to financing activities - 1,142 - - 1,142 Legal expenses related to antitrust class actions - 409 435 718 1,562 NEC TOKIN investment-related expenses 487 485 226 224 1,422 Equity (gain) loss from NEC TOKIN (232) (1,367) 2,093 (1,585) (1,091) (Gain) loss on sales and disposals of assets (550) (574) 538 (58) (644) Net foreign exchange (gain) loss (1,351) (1,257) (2,168) 1,049 (3,727) Change in value of NEC Tokin options (6,600) (2,500) 11,100 29,200 31,200 Inventory write downs (822) (927) (927) - (2,676) Pension plan adjustment - - - 312 312 Adjusted EBITDA 25,874 27,608 18,232 20,156 91,870 LTM adjusted EBITDA margin 11.5% LTM Jun 2014 Quarters Ended

59 Adjusted EBITDA Reconciliation Non-GAAP (Amounts in thousands) 2013 2014 2015 Net sales 823,903$ 833,666$ 823,192$ Net income (loss) (82,182) (68,503) (14,143) Depreciation and amortization 45,158 49,527 40,768 Interest expense, net 41,192 40,767 40,686 Income tax expense 3,281 1,482 5,227 EBITDA 7,449 23,273 72,538 Excluding the following items (Non-GAAP): Restructuring charges 18,719 14,122 13,017 Write down of long-lived assets 7,582 4,476 - ERP integration costs 7,398 3,880 3,248 (Income) loss from discontinued operations 3,670 3,634 (5,379) Plant start-up costs 6,122 3,336 4,556 Stock-based compensation 4,599 2,909 4,512 (Gain) loss on early extinguishment of debt - - (1,003) Professional fees related to financing activities - - 1,142 Legal expenses related to antitrust class actions - - 844 Plant shut-down costs 2,668 889 NEC TOKIN investment-related expenses 4,581 2,299 1,778 Infrastructure tax - 1,079 - Goodwill impairment 1,092 - - Equity (gain) loss from NEC TOKIN 1,254 7,090 2,169 Net curtailment and settlement gain on benefit plans 266 - - (Gain) loss on sales and disposals of assets 18 32 (221) Net foreign exchange (gain) loss (28) (304) (4,249) Long-term receivable write down - 1,444 - Change in value of NEC Tokin options - (3,111) (2,100) Inventory write downs - 3,886 - Registration related fees 20 - - Adjusted EBITDA 62,742 70,713 91,741 Adjusted EBITDA margin 7.6% 8.5% 11.1% For the Fiscal Years Ended March 31,

60 Adjusted EBITDA Reconciliation - FEBG Non-GAAP Sep 2015 Dec 2015 Mar 2015 Jun 2016 Net income (2,316)$ (5,301)$ (4,573)$ 713$ Depreciation and amortization 3,201 3,321 3,551 2,942 Restructuring 1,500 4,496 1,736 1,285 Stock-based compensation 159 204 173 54 Revaluation (584) (690) (691) - Plant startup costs 401 680 335 158 (Gain)/loss on disposal of fixed assets (551) (567) (142) (241) Income (loss) from discontinued operations 1,400 164 - - Adjusted EBITDA 3,210$ 2,307$ 389$ 4,911$ Quarters Ended

61 Adjusted EBITDA Reconciliation – NEC TOKIN Non-GAAP Sep-14 Dec-14 Mar-15 Jun-15 Jun-15 Quarters Ended (amounts in millions-USD) Operating Income ¥0.8 ¥2.6 ¥3.5 ¥1.8 $ 1.5 Depreciation 12.8 13.4 14.2 14.4 11.9 EBITDA ¥13.6 ¥16.0 ¥17.7 ¥16.2 $ 13.4 TTM EBITDA ¥63.5 $ 52.5 (amounts in 100M JPY)

62 Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations and believes that Adjusted operating income is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP. 19

63 Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 20

64 Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 21